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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):
                               September 1, 2000




                                   AETNA INC.
               (Exact Name of Registrant as Specified in Charter)




         Connecticut                  1-11913                   02-0488491
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)


                  151 Farmington Avenue
                  Hartford, Connecticut                     06156
         (Address of Principal Executive Offices)         (Zip Code)


                                 (860) 273-0123
              (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events

     On September 1, 2000, Aetna U.S. Healthcare Inc. filed with the Securities and Exchange Commission a Registration Statement on Form 10 (the "Form 10"). A copy of the Form 10 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.   Exhibits

     The following document is filed as an exhibit hereto:

Exhibit 99.1 Registration Statement on Form 10 of Aetna U.S. Healthcare Inc. filed with the Securities and Exchange Commission on September 1, 2000 (incorporated herein by reference).


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AETNA INC.


Date: September 1, 2000                By: /s/ Alan M. Bennett
                                          ---------------------
                                          Name:  Alan M. Bennett
                                          Title: Vice President and Corporate
                                                   Controller


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